First Amendment
to
At the Market Offering Agreement

This First Amendment to At the Market Offering Agreement (this "**Amendment**") is entered into on November 18, 2021 (the "**Effective Date**") by and between Ascendiant Capital Markets, LLC (the "**Manager**"), Air T, Inc. (the "**Company**") and Air T Funding (the "**Trust**"). Defined terms used herein have the definitions assigned to them in the At the Market Offering Agreement between the parties dated May 14, 2021 (the "**Offering Agreement**"). Unless specifically amended or modified herein, the other terms of the Offering Agreement remain in full force and effect, not amended or modified, as of the date hereof.

1. The amount of Shares that may be sold under and pursuant to the terms of the Offering Agreement is increased from $8,000,000 to $12,000,000.

2. At the date of this Amendment, for the sake of clarification of items to be delivered in connection with the change in the amount of Shares, the Company will deliver or will arrange for the delivery of the following:

(i) A Representation Date Certificate as provided in Section 4(k) of the Offering Agreement, with the understanding that the Trust has sold Shares after the date of the Offering Agreement up to and through the date of this Amendment;

(ii) An opinion or "bring down" opinion of counsel to the Company and the Trust with such opinion covering the amount of Shares of $12,000,000 that may be sold;

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a countersigned copy hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Trust, and the Manager.

Very truly yours,

AIR T, INC.

DocuSigned by:
By: Brian Ochocki
22768083D60D434
Name: Brian Ochocki
Title: Chief Financial Officer

AIR T FUNDING

By: AIR T, INC., as Depositor

DocuSigned by:
By: Brian Ochocki
22768083D60D434
Name: Brian Ochocki
Title: Chief Financial Officer

DocuSigned by:
Mark Jundt
A13B1FD21E8E497
Mark Jundt, As Administrative Trustee

DocuSigned by:
Brian Ochocki
22768083D60D434
Brian Ochocki, As Administrative Trustee

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

ASCENDIANT CAPITAL MARKETS, LLC

By: Bradley J Wilhite
Name: Bradley J. Wilhite
Title: Co-Founder and Managing Partner